LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
501336	First Surgical		09/18/09	MDT
NOTE AMOUNT	Woodlands, LP, INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$1,300,000,00	Not Applicable	5.950%	01/18/11	Commercial
Creditor Use Only

PROMISSORY NOTE
(Commercial - Single Advance)
DATE AND PARTIES. The date of this Promissory Note (Note) is September 18, 2009. The parties and their addresses are:

LENDER:
THE BANK OF RIVER OAKS 2929 Kirby Drive
P.O. Box 131002
Houston, TX 77098
Telephone: (713) 520-6257

BORROWER:
FIRST SURGICAL WOODLANDS, L.P. a Texas Limited Partnership
111 Vision Park Blvd., Suite 200 Conroe, TX 77384

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

A.    Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together. "You" and "Your" refer to the Lender.

B.    Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C.    Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note,

D.    Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E.     Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

F.     Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $1,300,000,00 (Principal) plus interest from September 18, 2009 on the unpaid Principal balance until this Note matures or this obligation is accelerated.

3, INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 5.950 percent (Interest Rate).

A.    Interest After Default. If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise payable as described in this section. In such event, interest will accrue on the unpaid Principal balance of this Note at the Interest Rate in effect from time to time under the terms of the Loan, until paid in full.

B.    Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater, Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C.    Statutory Authority. The amount assessed or collected on this Note is authorized by the Texas usury laws under Tex, Fin, Code, Ch. 303.

D.    Accrual. Interest accrues using an Actual/360 days counting method.

First Surgical Woodlands, 1-,P.
Texas Promissory Note
TX/4K MATTIN500000000000212039091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page 1

4.  ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

5.  GOVERNING AGREEMENT, This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented, The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

6.  PAYMENT. I agree to pay this Note on demand, but if no demand is made, I agree to pay this Note in 16 payments. I will make 15 payments of $84,760.48 beginning on October 18, 2009, and on the 18th day of each month thereafter. A single, final payment of the entire unpaid balance of Principal and interest will be due January 18, 2011.

Payments will be rounded to the nearest $,01. With the final payment 1 also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to any charges that I owe other than principal and interest, then to interest that is due, and finally to principal that is due. If you and I agree to a different application of payments, we will describe our agreement on this Note. You may change how payments are applied in your sole discretion without notice to me. The actual amount of my final payment will depend on my payment record,

7, PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full,

8.        LOAN PURPOSE. The purpose of this Loan is to refinance existing term debt at Amegy Bank; originally used for build-out, equipment and working capital.

9.        SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document	Date of Security Document

Security Agreement - First Surgical Woodlands, L.P.	First Surgical Woodlands, L.P.	September 18, 2009

Security Agreement - First Surgical Woodlands, L.P.	First Surgical Woodlands, L.P.	September 18, 2009

10.      DUE ON SALE OR ENCUMBRANCE, You may, at your option, declare the entire balance of this Note to be Immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

11, WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1)  You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2)  You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3)  You may release, substitute or impair any Property securing this Note.

(4)  You, or any Institution participating in this Note, may invoke your right of set-off.

(5)  You may enter into any sales, repurchases or participations of this Note to any person In any amounts and I waive notice of such sales, repurchases or participations.

(6)  I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

(7)  1 agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

First Surgical Woodlands, 1-,P.
Texas Promissory Note
TX/4K MATTIN500000000000212039091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page 3

12.   COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

13.   APPLICABLE LAW. This Note is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

14.   JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan, This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

15.   AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable. No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

16.   INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

17.   NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

18.   CREDIT INFORMATION. I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

19.   ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction,. if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

20.   WAIVER OF JURY TRIAL, All of the parties to this Note knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Note or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.   SIGNATURES. By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

First Surgical Woodlands, 1-,P.
Texas Promissory Note
TX/4K MATTIN500000000000212039091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page 3

BORROWER:

First Surgical Partners, L.P.

By	First Surgical Partners, LI.C,

By	/s/ Anthony Rotondo	Date	(10/9/09)
Anthony Rotondo, Member

By	/s/ Jacobo Varon	Date	(10/9/09)
Jacobo Varon, Member

LENDER:
The Bank of River Oaks

By	Date
Mark D. Troth, President

First Surgical Woodlands, 1-,P.
Texas Promissory Note
TX/4K MATTIN500000000000212039091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page 5

APPENDIX: FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

UCC Search. A(n) UCC Search fee of *26.75 payable from separate funds on or before today's date,
UCC Recording. A(n) UCC Recording fee of *22.00 payable from separate funds on or before today's date.
Loan Administration Fee. A(n) Loan Administration Fee fee of $250,00 payable from separate funds on or before today's date.

First Surgical Woodlands, 1-,P.
Texas Promissory Note
TX/4K MATTIN500000000000212039091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page

LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
501337	First Surgical		09/18/09	MDT
Woodlands, L.P.
NOTE AMOUNT	INDEX (wlMargln)	RATE	MATURITY DATE	LOAN PURPOSE
$250,000.00	JP Morgan Chase Bank	5.75%	09/18/10	Commercial
Prime
Creditor Use Only

PROMISSORY NOTE
(Commercial - Revolving Draw)

DATE AND PARTIES. The date of this Promissory Note (Note) is September 18, 2009. The parties and their addresses are:

LENDER:

THE BANK OF RIVER OAKS 2929 Kirby Drive
P.O. Box 131002

Houston, TX 77098
Telephone: (713) 520-6257

BORROWER:

FIRST SURGICAL WOODLANDS, L.P. a Texas Limited Partnership
111 Vision Park Blvd., Suite 200 Conroe, TX 77384

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

A.    Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together. "You" and "Your" refer to the Lender,

B.    Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C.    Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D.    Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E.     Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

F.     Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of this Note up to the maximum outstanding principal balance of $250,000.00 (Principal), plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Note is paid in full and you have no further obligations to make advances to me under the Loan.

I may borrow up to the Principal amount more than one time.

All advances made will be made subject to all other terms and conditions of the Loan.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 5.75 percent (Interest Rate) until September 19, 2009, after which time it may change as described in the Variable Rate subsection.

A.     Post-Maturity Interest. After maturity or acceleration, interest will accrue on the unpaid Principal balance of this Note at 18.000 percent until paid in full.

B.     Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me. The maximum interest rate producing the maximum lawful amount will be the weekly ceiling rate announced by the Credit Commissioner from time to time hereafter.

First Surgical Woodlands, L.P. Texas Promissory Note
TX/4KMATTlNS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems'"	Page 1

C.     Statutory Authority. The amount assessed or collected on this Note is authorized by the Texas usury laws under Tex, Fin. Code, Ch. 346.

D.    Accrual. Interest accrues using an Actual/360 days counting method.

E.     Variable Rate. The Interest Rate may change during the term of this transaction.

(1)    Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the prime lending rate announced by JP Morgan Chase Bank.

The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers, If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

(2)    Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change September 19, 2009 and daily thereafter.

(3)    Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index, Subject to any limitations, this will be the Interest Rate until the next Change Date. The new interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note,

(4)	Limitations. The Interest Rate changes are subject to the following limitations:
(a) Lifetime. The Interest Rate will never be less than 5.750 percent.

(5)   Effect Of Variable Rate, A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.

4.     ADDITIONAL CHARGES, As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

5.     GOVERNING AGREEMENT, This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented. The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement,

6.     PAYMENT. I agree to pay this Note on demand, but if no demand is made, I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning October 18, 2009, then on the same day of each month thereafter, A final payment of the entire unpaid outstanding balance of Principal and interest will be due September 18, 2010.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf, Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Interest payments will be applied first to any charges I owe other than late charges, then to accrued, but unpaid interest, then to late charges. Principal payments will be applied first to the outstanding Principal balance, then to any late charges. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record,

7.     PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

8.     LOAN PURPOSE. The purpose of this Loan is to finance Accounts Receivable.

9.     SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document	Date of Security Document September 18, 2009

Security Agreement - First Surgical Woodlands, L.P.	First Surgical Woodlands, L.P.	September 18, 2009

Security Agreement - First Surgical Woodlands, L.P.	First Surgical Woodlands, L.P.

10.   DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

First Surgical Woodlands, L.P. Texas Promissory Note
TX/4KMATTlNS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems'"	Page 4

11. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1)   You may renew or extend payments on this Note, regardless of the number of such renewals or extensions,

(2)   You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3)   You may release, substitute or impair any Property securing this Note.

(4)   You, or any institution participating in this Note, may invoke your right of set-off.

(5)   You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(8)    I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

(7)    I agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.

B. No Waiver By Lender, Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

12,   COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

13,   APPLICABLE LAW. This Note is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the. extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

14.   JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan. This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

15.   AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note and the other Loan Documents are the complete and final expression of the agreement, If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable. No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007,

16.   INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

17.   NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence,

18.   CREDIT INFORMATION. I agree to supply you with whatever information you reasonably feel you need to decide whether to continue this Loan, You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

19.   ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with y.our requests within thirty (30) days.

20.   WAIVER OF JURY TRIAL. All of the parties to this Note knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Note or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

First Surgical Woodlands, L.P. Texas Promissory Note
TX/4KMATTlNS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems'"	Page 4

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21. SIGNATURES. By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note,

BORROWER:

First Surgical Woodlands, L.P.

By First Surgical Partners, L.L.C. Its General Partner

By	/s/ Anthony Rotondo	Date	(10/9/09)
Anthony Rotondo, Member

By	/s/ Jacobo Varon	Date	(10/9/09)
Jacobo Varon, Member

LENDER:
The Bank of River Oaks

By	Date
Mark D. Troth, President

APPENDIX: FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Loan Administration Fee. A(n) Loan Administration Fee fee of $250.00 payable from separate funds on or before today's date.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 1

LOAN NUMBER	LOAN NAME	ACCT. NUMBER	AGREEMENT DATE	INITIALS
501337	First Surgical		09/18/09	MDT
Woodlands, L.P.
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$250,000.00	JP Morgan Chase Bank	5.75%	09/18/10	Commercial
Prime
Creditor Use Only

COMMERCIAL LOAN AGREEMENT
Revolving Draw Loan
DATE AND PARTIES. The date of this Commercial Loan Agreement (Agreement) is September 18, 2009, The parties and their addresses are as follows:

LENDER:

THE BANK OF RIVER OAKS
2929 Kirby Drive
P,O. Box 131002
Houston, TX 77098

BORROWER:

FIRST SURGICAL WOODLANDS, L.P.
a Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

1. DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings.

A.     Accounting Terms. In this Agreement, any accounting.terms that are not specifically defined will have their customary meanings under generally accepted accounting principles.

B.     Insiders. Insiders include those defined as insiders by the United States Bankruptcy Code, as amended; or to the extent left undefined, include without limitation any officer, employee, stockholder or member, director, partner, or any immediate family member of any of the foregoing, or any person or entity which, directly or indirectly, controls, is controlled by or is under common control with me.

C.     Loan. The Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction.

D.     Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E.     Pronouns. The pronouns "I", "me" and "my" refer to every Borrower signing this Agreement, individually or together. "You" and "your" refers to the Loan's lender.

F.     Property, Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

2. ADVANCES. Advances under this Agreement are made according to the following terms and conditions.

A.     Multiple Advances - Revolving. In accordance with the terms of this Agreement and other Loan Documents, you will extend to me and I may from time to time borrow, repay, and reborrow, one or more advances. The amount of advances will not exceed $250,000.00 (Principal),

B.     Requests for Advances. My requests are a warranty that I am in compliance with all the Loan Documents, When required by you for a particular method of advance, my requests for an advance must specify the requested amount and the date and be accompanied with any agreements, documents, and instruments that you require for the Loan. Any payment by you of any check, share draft or other charge may, at your option, constitute an advance on the Loan to me, All advances will be made in United States dollars, I will indemnify you and hold you harmless for your reliance on any request for advances that you reasonably believe to be genuine. To the extent permitted by law, I will indemnify you and hold you harmless when the person making any request represents that I authorized this person to request an advance even when this person is unauthorized or this person's signature is not.genuine.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/4KMATTINS00000000000212033091409N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 4

I or anyone I authorize to act on my behalf may request advances by the following methods.

(I)  I make a request in person.

(2)  I make a request by phone.

(3)  I make a request by mail.

(4)  I make a request by fax or email.

C. Advance Limitations. In addition to any other Loan conditions, requests for, and access to, advances are subject to the following limitations.

(1)  Obligatory Advances. You will make all Loan advances subject to this Agreement's terms and conditions.

(2)  Minimum Advance. Subject to the terms and conditions contained in this Agreement, advances will be made in the amount of $2500.00.

(3)  Maximum Frequency. Advances will be made no more frequently than Daily.

(4)  Cut-Off Time. Requests for an advance received before 3:00:00 PM will be made on any day that you are open for business, on the day for which the advance is requested.

(5)  Disbursement of Advances, On my fulfillment of this Agreement's terms and conditions, you will disburse the advance in any manner as you and I agree.

(6)  Credit Limit. I understand that you will not ordinarily grant a request for an advance that would cause the unpaid principal of my Loan to be greater than the Principal limit, You may, at your option, grant such a request without obligating yourselves to do so in the future. I will pay any over advances in addition to my regularly scheduled payments. I will repay any over advance by repaying you in full within 10 days after the overdraft occurs.

(7)  Records. Your records will be conclusive evidence as to the amount of advances, the Loan's unpaid principal balances and the accrued interest.

D. Conditions. I will satisfy all of the following conditions before you either issue any promissory notes or make any advances under this Agreement.

(1)  No Default. There has not been a default under this Agreement or any other Loan Documents nor would a default result from making the Loan or any advance.

(2)  Information. You have received all documents, information, certifications and warranties as you may require, all properly executed, if appropriate, on forms acceptable to you.

(3)  Inspections. You have made all inspections that you consider necessary and are satisfied with this inspection,

(4)  Conditions and Covenants. I will have performed and complied with all conditions required for an advance and all covenants in this Agreement and any other Loan Documents.

(5)  Warranties and Representations. The warranties and representations contained in this Agreement are true and correct at the time of making the requested advance.

(6)  Financial Statements. My most recent financial statements and other financial reports, delivered to you, are current, complete, true and accurate in all material respects and fairly represent my financial condition,

(7)  Bankruptcy Proceedings. No proceeding under the United States Bankruptcy Code has been commenced by or against me or any of my affiliates.

3.     DEMAND. I agree to fully repay the Loan on demand, but if no demand is made, I will repay the Loan by September 18, 2010.

4.     WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Loan is in effect, except when this Agreement provides otherwise.

A.    Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

B.     Authority. The execution, delivery and performance of this Loan and the obligation evidenced by the Note are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which 'I am or any of my property is subject.

C.     Name and Place of Business. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

D.     Hazardous Substances, except as I previously disclosed in writing and you acknowledge in writing, no Hazardous Substance, underground tanks, private dumps or open wells are currently located at, on, in, under or about the Property.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 1

E.   Use of Property. After diligent inquiry, I do not know or have reason to know that any Hazardous Substance has been discharged, leached or disposed of, in violation of any Environmental Law, from the property onto, over or into any other property, or from any other property onto, over or into the property.

F.   Environmental Laws. I have no knowledge or reason to believe that there is any pending or threatened investigation, claim, judgment or order, violation, lien, or other notice under any Environmental Law that concerns me or the property. The property and any activities on the property are in full compliance with all Environmental Law.

G.   Loan Purpose. The purpose of this Loan is to finance Accounts Receivable.

H.   No Other Liens. 1 own or lease all property that I need to conduct my business and activities. I have good and marketable title to all property that l own or lease. All of my Property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those to you or those you consent to in writing.

I.   Compliance With Laws. I am not violating any laws, regulations, rules, orders, judgments or decrees applicable to me or my property, except for those which I am challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should I lose.

J.   Additional Representation or Warranty. This Commercial Loan Agreement covers Loan 1t501336 in the original principal amount of 1,300,000.00 dated September 18, 2009 in the name of First Surgical Woodlands, L.P.

5. FINANCIAL STATEMENTS. I will prepare and maintain my financial records using consistently applied generally accepted accounting principles then in effect. I will provide you with financial information in a form that you accept and under the following terms.

A:  Certification. I represent and warrant that any financial statements that I provide you fairly represents my financial condition for the stated periods, is current, complete, true and accurate in all material respects, includes all of my direct or contingent liabilities and there has been no material adverse change in my financial condition, operations or business since the date the financial information was prepared.

B.   Frequency. Annually, I will provide to you my financial statements, tax returns, annual internal audit reports or those prepared by independent accountants as soon as available or at least within 45 days after the close of each of my fiscal years. Any annual financial statements that I provide you will be prepared statements.

(1) Interim Financial Reports. Each fiscal quarter, I will provide to you my financial statements, internal audit reports or those prepared by independent accountants, tax reports, statements of cash flow, budgets and forecasts, certificates and schedules of Property as soon as available or at least within 45 days after the close of this business period. Any interim financial statements that I provide you will be prepared statements.

C.              Requested Information. I will provide you with any other information about my operations, financial affairs and condition within 30 days after your request.

D.              Additional Financial Statements Term. I will provide the following annually:

Borrower's tax return within 45 days of filing.

6.  COVENANTS. Until the Loan and all related debts, liabilities and obligations are paid and discharged, I will comply with the following terms, unless you waive compliance in writing.

A.    Participation. I consent to you participating or syndicating the Loan and sharing any information that you decide is necessary about me and the Loan with the other participants or syndicators.

B.    Inspection. Following your written request, I will immediately pay for all one-time and recurring out-of-pocket costs that are related to the inspection of my records, business or Property that secures the Loan. Upon reasonable notice, I will permit you or your agents to enter any of my premises and any location where my Property is located during regular business hours to do the following.

(1)      You may inspect, audit, check, review and obtain copies from my books, records, journals, orders, receipts, and any correspondence and other business related data.

(2)      You may discuss my affairs, finances and business with any one who provides you with evidence that they are a creditor of mine, the sufficiency of which will be subject to your sole discretion.

(3)      You may inspect my Property, audit for the use and disposition of the Property's proceeds and proceeds of proceeds; or do whatever you decide is necessary to preserve and protect the Property and your interest in the Property.

After prior notice to me, you may discuss my financial condition and business operations with my independent accountants, if any, or my chief financial officer and I may be present during these discussions. As long as the Loan is outstanding, I will direct all of my accountants and auditors to permit you to examine my records in their possession and to make copies of these records. You will use your best efforts to maintain the confidentiality of the information you or your agents obtain, except you may provide your regulator, if any, with required information about my financial condition, operation and business or that of my parent, subsidiaries or affiliates.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/4KMATTINS00000000000212033091409N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 3

C.     Business Requirements. I will preserve and maintain my present existence and good standing in the jurisdiction where I am organized and all of my rights, privileges and franchises. I will do all that is needed or required to continue my business or activities as presently conducted, by obtaining licenses, permits and bonds everywhere 1 engage in business or activities or own, lease or locate my property. I will obtain your prior written consent before I cease my business or before I engage in any new line of business that is materially different from my present business.

D.    Compliance with Laws. I will not violate any laws, regulations, rules, orders, judgments or decrees applicable to me or my Property, except for those which I challenge in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its appeal should I lose, Laws include without limitation the Federal Fair Labor Standards Act requirements for producing goods, the federal Employee Retirement Income Security Act of 1974's requirements for the establishment, funding and management of qualified deferred compensation plans for employees, health and safety laws, environmental laws, tax laws, licensing and permit laws. On your request, I will provide you with written evidence that I have fully and timely paid my taxes, assessments and other governmental charges levied or imposed on me, my income or profits and my property. Taxes include without limitation sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes. I will adequately provide for the payment of these taxes, assessments and other charges that have accrued but are not yet due and payable.

E.     New Organizations. I will obtain your written consent before organizing, merging into, or consolidating with an entity; acquiring all or substantially all the assets of another; materially changing the legal structure, management, ownership or financial condition; or effecting or entering into a domestication, conversion or interest exchange,

F.     Other Liabilities. I will not incur, assume or permit any debt evidenced by notes, bonds or similar obligations, except: debt in existence on the date of this Agreement and fully disclosed to you; debt subordinated in payment to you on conditions and terms acceptable to you; accounts payable incurred in the ordinary course of my business and paid under customary trade terms or contested in good faith with reserves satisfactory to you.

G.     Notice to You. I will promptly notify you of any material change in my financial condition, of the occurrence of a default under the terms of this Agreement or any other Loan Document, or a default by me under any agreement between me and any third party which materially and adversely affects my property, operations, financial condition or business.

H.     Dispose of No Assets. Without your prior written consent or as the Loan Documents permit, I will not sell, lease, assign, transfer, dispose of or otherwise distribute all or substantially all of my assets to any person other than in the ordinary course of business for the assets' depreciated book value or more.

1. Insurance. I will obtain and maintain insurance with insurers, in amounts and coverages that are acceptable to you and customary with industry practice. This may include without limitation insurance policies for public liability, fire, hazard and extended risk, workers compensation, and, at your request, business interruption and/or rent loss insurance. At your request, I will deliver to you certified copies of all of these insurance policies, binders or certificates, I will obtain and maintain a mortgagee or lender loss payee endorsement for you when these endorsements are available, 1 will immediately notify you of cancellation or termination of insurance, I will require all insurance policies to provide you with at least 10 days prior written notice to you of cancellation or modification, I consent to you using or disclosing information relative to any contract of insurance required by the Loan for the purpose of replacing this insurance. I also authorize my insurer and you to exchange all relevant information related to any contract of insurance required by any document executed as part of this Loan.

J, Property Maintenance. I will keep all tangible and intangible property that I consider necessary or useful in my business in good working condition by making all needed repairs, replacements and improvements and by making all rental, lease or other payments due on this property.

K.    Property Loss. I will immediately notify you, and the insurance company when appropriate, of any material casualty, loss or depreciation to the Property or to my other property that affects my business.

L.    Additional Taxes. I will pay all filing and recording costs and fees, including any recordation, documentary or transfer taxes or stamps, that are required to be paid with respect to this Loan and any Loan Documents.

7.  DEFAULT. I understand that you may demand payment anytime at your discretion. For example, you may demand payment in full if any of the following occur:

A.     Payments. I fail to make a payment in full when due,

B.     Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations I have with you.

C.     Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 1

D.    Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Agreement.

E.    Other Documents. A default occurs under the terms of any other Loan Document.

F.     Other Agreements. I am in default on any other debt or agreement I have with you.

G.    Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H.    Judgment. I fail to satisfy or appeal any judgment against me.

I.      Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J.     Name Change. I change my name or assume an additional name without notifying you before making such a change.

K.    Property Transfer. I transfer all or a substantial part of my money or property.

L.     Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M.    Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions,

N.    Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Loan is impaired for any reason.

8.  REMEDIES. After I default, you may at your option do any one or more of the following.

A.    Acceleration. You may make all or any part of the amount owing by the terms of the Loan immediately due. If I am a debtor in a bankruptcy petition or in an application filed under section 5(a}(3} of the Securities Investor Protection Act, the Loan is automatically accelerated and immediately due and payable without notice or demand upon filing of the petition or application.

B.    Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C.    Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

D.    Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of the Loan, and accrue interest at the highest post-maturity interest rate.

E.    Termination. You may terminate my rights to obtain advances or other extensions of credit by any of the methods provided in this Agreement.

F.     Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of the Loan against any right I have to receive money from you.

My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of the Loan" means the total amount to which you are entitled to demand payment under the terms of the Loan at the time you set-off.

Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay the Loan, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement,

Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts, I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off,

G.    Waiver. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again,

9,  COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Agreement or any other Loan Document. Expenses include, but are not limited to, attorneys' fees, court costs, and other legal expenses. These expenses are due and payable immediately, If not paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Loan. All fees and expenses will be secured by the Property I have granted to you, if any. In addition, to the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees incurred by you to protect your rights and interests in connection with any bankruptcy proceedings initiated by or against me.

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/4KMATTINS00000000000212033091409N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 5

10.   APPLICABLE LAW. This Agreement is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

11.   JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan, Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan, You may assign all or part of your rights or duties under this Agreement or the Loan Documents without my consent, If you assign this Agreement, all of my covenants, agreements, representations and warranties contained in this Agreement or the Loan Documents will benefit your successors and assigns. I may not assign this Agreement or any of my rights under it without your prior written consent. The duties of the Loan will bind my successors and assigns.

12.   AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me. This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

13.  INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

14.  NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete, I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

15.  WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

16.  SIGNATURES. By signing, I agree to the terms contained in this Agreement. I also acknowledge receipt of a copy of this Agreement.

BORROWER:

First Surgical Woodlands, L.P.

By First Surgical Partn s, L L ., Its General Partner

By	/s/ Anthony Rotondo	Date	(10/9/09)
Anthony Rotondo, Member

By	/s Jacobo Varon	Date	(10/9/09)
Jacobo Varon, Member

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 1

LENDER:
The Bank of River Oaks

By	Date
Mark D. Troth, President

First Surgical Woodlands, L,P,
Texas Commercial Loan Agreement
TX/4KMATTINS00000000000212033091409N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems,"	Page 5

SECURITY AGREEMENT

DATE AND PARTIES. The date of this Security Agreement (Agreement) is September 18, 2009. The parties and their addresses are:

SECURED PARTY:
THE BANK OF RIVER OAKS
2929 Kirby Drive
P.O. Box 131002
Houston, TX 77098

DEBTOR:
FIRST SURGICAL WOODLANDS, L.P.
a Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts.

1. SECURED DEBTS. The term ''Secured Debts" includes and this Agreement will secure each of the following:

A.  Specific Debts, The following debts and all extensions, renewals, refinancings, modifications and replacements. A promissory note or other agreement, No. 501336, dated September 18, 2009, from me to you, in the amount of $1,300,000.00. This loan is cross-pledged to Loan #501337 in the original principal amount of $250,000.00 dated September 18, 2009

B.  All Debts. All present and future debts from me to you, even if this Agreement is not specifically referenced, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Agreement, each agrees that it will secure debts incurred either individually or with others who may not sign this Agreement. Nothing in this Agreement constitutes a commitment to make additional or future loans or advances. Any such commitment must be in writing.

This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission. This Agreement will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices. In addition, this Agreement will not secure any other debt if, as a result, the other debt would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007,
C.  Sums Advanced. All sums advanced and expenses incurred by you under the terms of this Agreement. Loan Documents refer to all the documents executed in connection with the Secured Debts.

2. SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property). Property is all the collateral given as security for the Secured Debts and described in this Agreement, and includes all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.
This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement.

3, PROPERTY DESCRIPTION. The Property is described as follows:

A. Equipment. All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a fist or schedule which I give to you will also be included in the Property, but such a list is not necessary for a valid security interest in my equipment.

4. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Agreement is in effect:

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems'"	Page 1

A.  Power, I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate,

B.  Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my property is subject.

C.  Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. I am an entity organized and registered under the laws of Texas. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration,

D.  Business Name. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

E.  Ownership of Property. I represent that I own all of the Property. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. I represent that I am the original owner of the Property and, if I am not, that I have provided you .with a list of prior owners of the Property.

5. DUTIES TOWARD PROPERTY.

A.  Protection of Secured Party's Interest. I will defend the Property against any other claim. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

B.  Use, Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent. You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property. I will not cause or permit waste to the Property.

I will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you in writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law. I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure.

Until the Secured Debts are fully paid and this Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment of these taxes and assessments upon request.

C.  Selling, Leasing or Encumbering the Property.' I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission, Any disposition of the Property contrary to this Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments.

6. INSURANCE. I agree to keep the Property insured against the risks reasonably associated with the Property. I will maintain this insurance in the amounts you require. This insurance will last until the Property is released from this Agreement. I may choose the insurance company, subject to your approval, which will not be unreasonably withheld.

will have the insurance company name you as loss payee on any insurance policy. I will give you and the insurance company immediate notice of any loss, You may apply the insurance proceeds toward what is owed on the Secured Debts. You may require added security as a condition of permitting any insurance proceeds to be used to repair or replace the Property.

If you acquire the Property in damaged condition, my right to any insurance policies and proceeds will pass to you to the extent of the Secured Debts.

I will immediately notify you of cancellation or termination of insurance, If I fail to keep the Property insured, you may obtain insurance to protect your interest in the Property and I will pay for the insurance on your demand. You may demand that I pay for the insurance all at once, or you may add the insurance premiums to the balance of the Secured Debts and charge interest on it at the rate that applies to the Secured Debts. This insurance may include coverages not originally required of me, may be written by a company other than one I would choose, and may be written at a higher rate than I could obtain if I purchased the insurance. I acknowledge and agree that you or one or your affiliates may receive commissions on the purchase of this insurance.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091509NWolters Kluwer Financial Services ©1996, 2009 Bankers Systems''	Page 2

7. COLLATERAL PROTECTION INSURANCE. Property Insurance is required. I agree to buy insurance on the Property in the amount you specify, subject to applicable law. I shall have the option of furnishing any required insurance either through existing policies of insurance owned or controlled by me or procuring and furnishing the equivalent coverage through any insurance company authorized to do business in Texas or an eligible surplus line insurer to the extent permitted by law. I will name you as loss payee under the policy. 1 may be required to deliver to you a copy of the collateral protection insurance policy and proof of payment of premiums.

If I fail to meet any of these requirements, you may obtain collateral protection insurance on my behalf. You are not required to purchase any type or amount of insurance. To the extent permitted by law, you may obtain insurance that will cover either the actual amount of unpaid indebtedness or the replacement cost of improvements, subject to policy limits. If you purchase insurance for the Property, I will be responsible for the cost of that insurance, including interest and any other charges incurred by you in connection with the placement of collateral protection insurance to the extent permitted by law. I understand that insurance you obtain may cost significantly greater than the cost of insurance I could have obtained. Amounts that I owe are due and payable upon demand or on such other terms as you require to the extent permitted by law.

8. AUTHORITY TO PERFORM. I authorize you to do anything you deem reasonably necessary to protect the Property, and perfect and continue your security interest in the Property. If I fail to perform any of my duties under this Agreement or any other Loan Document, you are authorized, without notice to me, to perform the duties or cause them to be performed.

These authorizations include, but are not limited to, permission to:

A.  pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Property.

B.  pay any rents or other charges under any lease affecting the Property.

C.  order and pay for the repair, maintenance and preservation of the Property.

D.  file any financing statements on my behalf and pay for filing and recording fees pertaining to the Property.

E.  place a note on any chattel paper indicating your interest in the Property.

F.  take any action you feel necessary to realize on the Property, including performing any part of a contract or endorsing it in my name.

G.  handle any suits or other proceedings involving the Property in my name.

H.  prepare, file, and sign my name to any necessary reports or accountings.

I.  make an entry on my books and records showing the existence of this Agreement.

If you perform for me, you will use reasonable care. If you exercise the care and follow the procedures that you generally apply to the collection of obligations owed to you, you will be deemed to be using reasonable care. Reasonable care will not include: any steps necessary to preserve rights against prior parties; the duty to send notices, perform services or take any other action in connection with the management of the Property; or the duty to protect, preserve or maintain any security interest given to others by me or other parties. Your authorization to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Agreement. All cash and non-cash proceeds of the Property may be applied by you only upon your actual receipt of cash proceeds against such of the Secured Debts, matured or unmatured, as you determine in your sole discretion.

If you come into actual or constructive possession of the Property, you will preserve and protect the Property. For purposes of this paragraph, you will be in actual possession of the Property only when you have physical, immediate and exclusive control over the Property and you have affirmatively accepted that control. You will be in constructive possession of the Property only when you have both the power and the intent to exercise control over the Property.

9. DEFAULT. I will be in default if any of the following occur:

A.  Payments. I fail to make a payment in full when due.

B.     Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, Obligor, or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations Obligor has with you.

C.  Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent,

D.  Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Agreement.

E.  Other Documents. A default occurs under the terms of any other Loan•Document.

F.  Other Agreements. I am in default on any other debt or agreement I have with you.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091509N	Walters Kluwer Financial Services ©1996, 2009 Bankers Systems"	Page 3

G.  Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H.  Judgment. I fail to satisfy or appeal any judgment against me.

I.  Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority,

J.  Name Change. I change my name or assume an additional name without notifying you before making such a change.

K.  Property Transfer. I transfer all or a substantial part of my money or property.

L.  Property Value. You determine in good faith that the value of the Property has declined or is impaired,

M.  Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

N.  Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Secured Debts is impaired for any reason.

10. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Agreement to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property, This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

11 REMEDIES, After I default, you may at your option do any one or more of the following,

A.  Acceleration. You may make all or any part of the amount owing by the terms of the Secured Debts immediately due.

B.  Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C.  Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

D.  Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the Secured Debts.

E.  Assembly of Property. You may require me to gather the Property and make it available to you in a reasonable fashion.

F.  Repossession. You may repossess the Property so long as the repossession does not involve a breach of the peace. You may sell, lease or otherwise dispose of the Property as provided by law. You may apply what you receive from the disposition of the Property to your expenses, your attorneys' fees and legal expenses (where not prohibited by law), and any debt I owe you. If what you receive from the disposition of the Property does not satisfy the debt, I will be liable for the deficiency (where permitted by law). In some cases, you may keep the Property to satisfy the debt.

Where a notice is required, I agree that ten days prior written notice sent by first class mail to my address listed in this Agreement will be reasonable notice to me under the Texas Uniform Commercial Code, If the Property is perishable or threatens to decline speedily in value, you may, without notice to me, dispose of any or all of the Property in a commercially reasonable manner at my expense following any commercially reasonable preparation or processing,

If any items not otherwise subject to this Agreement are contained in the Property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.

G.  Use and Operation. You may enter upon my premises and take possession of all or any part of my property for the purpose of preserving the Property or its value, so long as you do not breach the peace. You may use and operate my property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

H.  Waiver, By choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

12.  WAIVER OF CLAIMS. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

13.  PERFECTION OF SECURITY INTEREST AND COSTS. I authorize you to file a financing statement covering the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining perfection or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code. I agree to pay all taxes, fees and costs you pay or incur in connection with preparing, filing or recording any financing statements or other security interest filings on the Property. I agree to pay all actual costs of terminating your security interest.

14.  APPLICABLE LAW, This Agreement is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091509N	Wolters Kluwer Financia] Services ®1996, 2009 Bankers Systems'"'	Page 4

15.  JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor, You may sue each Debtor individually or together with any other Debtor. You may release any part of the Property and I will still be obligated under this Agreement for the remaining Property. Debtor agrees that you and any party to this Agreement may extend, modify or make any change in the terms of this Agreement or any evidence of debt without Debtor's consent. Such a change will not release Debtor from the terms of this Agreement. If you assign any of the Secured Debts, you may assign all or any part of this Agreement without notice to me or my consent, and this Agreement will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Agreement as to any of the Secured Debts that are not assigned. This Agreement shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Secured Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns,

16.  AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me. This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17.  INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

18.  NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing, Notice to one Debtor will be deemed to be notice to all Debtors. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete, I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property. Time is of the essence.

19.  WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 5

SIGNATURES, By signing, I agree to the terms contained in this Agreement. I also acknowledge receipt of a copy of this Agreement.

DEBTOR:

First Surgical Woodlands, L.P.

By First Surgical Partners, L.L.C., Its General partner

By	/s/ Anthony Rotondo	(10/9/09)
Anthony Rotondo, Member

By	/s/ Jacobo Varon	Date	10/9/09
Jacobo Varon, Member

SECURED PARTY:

The Bank of River Oaks

By	Date
Mark D. Troth, President

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 6

SECURITY AGREEMENT

DATE AND PARTIES. The date of this Security Agreement (Agreement) is September 18, 2009, The parties and their addresses are:

SECURED PARTY:
THE BANK OF RIVER OAKS
2929 Kirby Drive
P.0, Box 131002
Houston, TX 77098

DEBTOR:
FIRST SURGICAL WOODLANDS, L.P.
a Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

The pronouns "you" and "your" refer to the Secured Party, The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts.

1. SECURED DEBTS. The term ''Secured Debts" includes and this Agreement will secure each of the following:

A.  Specific Debts. The following debts and all extensions, renewals, refinancings, modifications and replacements, A promissory note or other agreement, No, 501337, dated September 18, 2009, from me to you, in the amount of $250,000.00. This loan is cross-pledged to Loan #501336 in the original principal amount of $1,300,000.00 dated September 18, 2009

B.  All Debts. All present and future debts from me to you, even if this Agreement is not specifically referenced, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Agreement, each agrees that it will secure debts incurred either individually or with others who may not sign this Agreement. Nothing in this Agreement constitutes a commitment to make additional or future loans or advances. Any such commitment must be in writing.

This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission. This Agreement will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices. In addition, this Agreement will not secure any other debt if, as a result, the other debt would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

C, Sums Advanced, All sums advanced and expenses incurred by you under the terms of this Agreement, Loan Documents refer to all the documents executed in connection with the Secured Debts.

2. SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property). Property is all the collateral given as security for the Secured Debts and described in this Agreement, and includes all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement.

3, PROPERTY DESCRIPTION. The Property is described as follows:

A. Equipment. All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the Property, but such a list is not necessary for a valid security interest in my equipment.

4. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Agreement is in effect:

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 4

A.  Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

B.  Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my property is subject.

C.  Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. I am an entity organized and registered under the laws of Texas, I will provide verification of registration and location upon your request, I will provide you with at least 30 day_s notice prior to any change in my name, address, or state of organization or registration.

D.  Business Name. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

E.  Ownership of Property. I represent that I own all of the Property. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts, I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

5. DUTIES TOWARD PROPERTY.

A.  Protection of Secured Party's Interest. I will defend the Property against any other claim. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

B.  Use„ Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent, You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property, I will not cause or permit waste to the Property.

I will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you in writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law. I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure.

Until the Secured Debts are fully paid and this Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment of these taxes and assessments upon request.

C.  Selling, Leasing or Encumbering the Property. I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission. Any disposition of the Property contrary to this Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments.

6. INSURANCE. I agree to keep the Property insured against the risks reasonably associated with the Property. I will maintain this insurance in the amounts you require. This insurance will last until the Property is released from this Agreement. I may choose the insurance company, subject to your approval, which will not be unreasonably withheld.

I will have the insurance company name you as loss payee on any insurance policy. I will give you and the insurance company immediate notice of any loss, You may apply the insurance proceeds toward what is owed on the Secured Debts. You may require added security as a condition of permitting any insurance proceeds to be used to repair or replace the Property.

If you acquire the Property in damaged condition, my right to any insurance policies and proceeds will pass to you to the extent of the Secured Debts,

I will immediately notify you of cancellation or termination of insurance. If I fail to keep the Property insured, you may obtain insurance to protect your interest in the Property and I will pay for the insurance on your demand. You may demand that I pay for the insurance all at once, or you may add the insurance premiums to the balance of the Secured Debts and charge interest on it at the rate that applies to the Secured Debts, This insurance may include coverages not originally required of me, may be written by a company other than one I would choose, and may be written at a higher rate than I could obtain if I purchased the insurance. I acknowledge and agree that you or one or your affiliates may receive commissions on the purchase of this insurance.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 4

7. COLLATERAL PROTECTION INSURANCE. Property Insurance is required. I agree to buy insurance on the Property in the amount you specify, subject to applicable law. I shall have the option of furnishing any required insurance either through existing policies of insurance owned or controlled by me or procuring and furnishing the equivalent coverage through any insurance company authorized to do business in Texas or an eligible surplus line insurer to the extent permitted by law. I will name you as loss payee under the policy. I may be required to deliver to you a copy of the collateral protection insurance policy and proof of payment of premiums,

If I fail to meet any of these requirements, you may obtain collateral protection insurance on my behalf. You are not required to purchase any type or amount of insurance. To the extent permitted by law, you may obtain insurance that will cover either the actual amount of unpaid indebtedness or the replacement cost of improvements, subject to policy limits. If you purchase insurance for the Property, I will be responsible for the cost of that insurance, including interest and any other charges incurred by you in connection with the placement of collateral protection insurance to the extent permitted by law. I understand that insurance you obtain may cost significantly greater than the cost of insurance I could have obtained. Amounts that I owe are due and payable upon demand or on such other terms as you require to the extent permitted by law.

S. AUTHORITY TO PERFORM. I authorize you to do anything you deem reasonably necessary to protect the Property, and perfect and continue your security interest in the Property. If I fail to perform any of my duties under this Agreement or any other Loan Document, you are authorized, without notice to me, to perform the duties or cause them to be performed.

These authorizations include, but are not limited to, permission to:

A.  pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Property,

B.  pay any rents or other charges under any lease affecting the Property.

C.  order and pay for the repair, maintenance and preservation of the Property,

D.  file any financing statements on my behalf and pay for filing and recording fees pertaining to the Property.

E.  place a note on any chattel paper indicating your interest in the Property.

F.  take any action you feel necessary to realize on the Property, including performing any part of a contract or endorsing it in my name.

G.  handle any suits or other proceedings involving the Property in my name.

H.  prepare, file, and sign my name to any necessary reports or accountings.

I.  make an entry on my books and records showing the existence of this Agreement.

If you perform for me, you will use reasonable care. If you exercise the care and follow the procedures that you generally apply to the collection of obligations owed to you, you will be deemed to be using reasonable care. Reasonable care will not include: any steps necessary to preserve rights against prior parties; the duty to send notices, perform services or take any other action in connection with the management of the Property; or the duty to protect, preserve or maintain any security interest. given to others by me or other parties. Your authorization to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Agreement. All cash and non-cash proceeds of the Property may be applied by you only upon your actual receipt of cash proceeds against such of the Secured Debts, matured or unmatured, as you determine in your sole discretion.

If you come into actual or constructive possession of the Property, you will preserve and protect the Property. For purposes of this paragraph, you will be in actual possession of the Property only when you have physical, immediate and exclusive control over the Property and you have affirmatively accepted that control. You will be in constructive possession of the Property only when you have both the power and the intent to exercise control over the Property.

9. DEFAULT. I will be in default if any of the following occur:

A.  Payments. I fail to make a payment in full when due.

B.  Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, Obligor, or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations Obligor has with you.

C.  Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

D.  Failure to Perform, I fail to perform any condition or to keep any promise or covenant of this Agreement.

E.  Other Documents, A default occurs under the terms of any other Loan Document.

F.  Other Agreements. I am in default on any other debt or agreement I have with you.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 3

G.  Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H.  Judgment. I fail to satisfy or appeal any judgment against me.

I.  Forfeiture, The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J.  Name Change. I change my name or assume an additional name without notifying you before making such a change.

K.  Property Transfer. I transfer all or a substantial part of my money or property.

L.  Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M.  Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

N.  Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Secured Debts is impaired for any reason.

10. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Agreement to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 5911, as applicable.

11. REMEDIES. After I default, you may at your option do any one or more of the following.

A.  Acceleration. You may make all or any part of the amount owing by the terms of the Secured Debts immediately due.

B.  Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C.  Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

D.  Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the Secured Debts.

E.  Assembly of Property. You may require me to gather the Property and make it available to you in a reasonable fashion.

F.  Repossession. You may repossess the Property so long as the repossession does not involve a breach of the peace. You may sell, lease or otherwise dispose of the Property as provided by law. You may apply what you receive from the disposition of the Property to your expenses, your attorneys' fees and legal expenses (where not prohibited by law), and any debt 1 owe you. If what you receive from the disposition of the Property does not satisfy the debt, I will be liable for the deficiency (where permitted by law), In some cases, you may keep the Property to satisfy the debt,

Where a notice is required, I agree that ten days prior written notice sent by first class mail to my address listed in this Agreement will be reasonable notice to me under the Texas Uniform Commercial Code. If the Property is perishable or threatens to decline speedily in value, you may, without notice to me, dispose of any or all of the Property in a commercially reasonable manner at my expense following any commercially reasonable preparation or processing.

If any items not otherwise subject to this Agreement are contained in the Property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.

G.  Use and Operation. You may enter upon my premises and take possession of all or any part of my property for the purpose of preserving the Property or its value, so long as you do not breach the peace. You may use and operate my property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

H.  Waiver. By choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

12. WAIVER OF CLAIMS. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

13. PERFECTION OF SECURITY INTEREST AND COSTS. I authorize you to file a financing statement covering the Property. will comply with, facilitate, and otherwise assist you in connection with obtaining perfection or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code. I agree to pay all taxes, fees and costs you pay or incur in connection with preparing, filing or recording any financing statements or other security interest filings on the Property. I agree to pay all actual costs of terminating your security interest.

14. APPLICABLE LAW. This Agreement is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law, In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 4

15. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. You may sue each Debtor individually or together with any other Debtor. You may release any part of the Property and I will still be obligated under this Agreement for the remaining Property, Debtor agrees that you and any party to this Agreement may extend, modify or make any change in the terms of this Agreement or any evidence of debt without Debtor's consent. Such a change will not release Debtor from the terms of this Agreement. If you assign any of the Secured Debts, you may assign all or any part of this Agreement without notice to me or my consent, and this Agreement will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Agreement as to any of the Secured Debts that are not assigned. This Agreement shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Secured Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

16, AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me, This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me, If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17.  INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

18.  NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Debtor will be deemed to be notice to all Debtors, 1 will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information l give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property. Time is of the essence.

19.  WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 5

SIGNATURES. By signing, I agree to the terms contained in this Agreement. I also acknowledge receipt of a copy of this Agreement.

DEBTOR:

First Surgical Woodlands, L.P.

By First Surgical Partners, L.L.C., Its General Partner

By	/s/ Anthony Rotondo	Date	(10/9/09)
Anthony Rotondo, Member

By	/s/ Jacobo Varon	Date	10/9-09
Jacobo Varon, Member

SECURED PARTY:

The Bank of River Oaks

By	Date
Mark D. Troth, President

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4KMATTINS00000000000212036091609N	Wolters Kluwer Financial Services ©1996, 2009 Bankers Systems",	Page 6

DATE AND PARTIES. The date of this Security Agreement (Agreement) is September 18, 2009. The parties and their addresses are:

SECURED PARTY:
THE BANK OF RIVER OAKS 2929 Kirby Drive
P.O. Box 131002
Houston, TX 77098

DEBTOR:
FIRST SURGICAL WOODLANDS, L.P.
a Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

The pronouns "you" and "your" refer to the Secured Party, The pronouns "l," "me" and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts,

1. SECURED DEBTS. The term "Secured Debts" includes and this Agreement will secure each of the following:

A.    Specific Debts. The following debts and all extensions, renewals, refinancings, modifications and replacements. A promissory note or other agreement, No. 501337, dated September 18, 2009, from me to you, in the amount of $250,000.00. This loan is cross-pledged to Loan #501336 in the original principal amount of $1,300,000.00 dated September 18, 2009

B.    All Debts. All present and future debts from me to you, even if this Agreement is not specifically referenced, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Agreement, each agrees that it will secure debts incurred either individually or with others who may not sign this Agreement. Nothing in this Agreement constitutes a commitment to make additional or future loans or advances. Any such commitment must be in writing.

This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission.' This Agreement will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices. In addition, this Agreement will not secure any other debt if, as a result, the other debt would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

C.    Sums Advanced. All sums advanced and expenses incurred by you under the terms of this Agreement. Loan Documents refer to all the documents executed in connection with the Secured Debts.

2. SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property). Property is all the collateral given as security for the Secured Debts and described in this Agreement, and includes all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement,

3. PROPERTY DESCRIPTION. The Property is described as follows:

A. Accounts and Other Rights to Payment. All rights I have now or in the future to payments including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned, whether or not I have earned such payment by performance. This includes any rights and interests (including all liens and security interests) which i may have by law or agreement against any Account Debtor or obligor of mine.

WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Agreement is in effect:

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4K MATTINS00000000000212036091509N	Wolters Kluwer Financial Services ®1996, 2009 Bankers Systems",	Page 4

SECURITY AGREEMENT

A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in eac   h jurisdiction in which I operate.

B. Authority, The execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which 1 am a party or to which I am or any of my property is subject.

C. Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. 1 am an entity organized and registered under the laws of Texas. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration,

D. Business Name. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

E. Ownership of Property. I represent that I own all of the Property. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. I represent that I am the original owner of the Property and, if I am not, that 1 have provided you with a list of prior owners of the Property.

5. DUTIES TOWARD PROPERTY.

A. Protection of Secured Party's Interest. I will defend the Property against any other claim, I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

B. Use, Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent. You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property. I will not cause or permit waste to the Property.

1 will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you in writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law. I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure.

Until the Secured Debts are fully paid and this Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment of these taxes and assessments upon request,

C. Selling, Leasing or Encumbering the Property. I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission. Any disposition of the Property contrary to this Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments.

D. Additional Duties Specific to Accounts. I will not settle any Account for less than its full value without your written permission. Until you tell me otherwise, I will collect all Accounts in the ordinary course of business. I will not dispose of the Accounts by assignment without your prior written consent. I will keep the proceeds from all the Accounts and any goods which are returned to me or which I take back. I will not commingle them with any of my other property. I will deliver the Accounts to you at your request. If you ask me to pay you the full price on any returned items or items retaken by me, I will do so. I will make no material change in the terms of any Account, and I will give you any statements, reports, certificates, lists of Account Debtors {showing names, addresses and amounts owing), invoices applicable to each Account, and other data in any way pertaining to the Accounts as you may request.

6. COLLECTION RIGHTS OF THE SECURED PARTY. Account Debtor means the person who is obligated on an account, chattel paper, or general intangible. I authorize you to notify my Account Debtors of your security interest and to deal with the Account Debtors' obligations at your discretion. You may enforce the obligations of an Account Debtor, exercising any of my rights with respect to the Account Debtors' obligations to make payment or otherwise render performance to me, including the enforcement of any security interest that secures such obligations. You may apply proceeds received from the Account Debtors to the Secured Debts or you may release such proceeds to me.

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4K MATTINS00000000000212036091509N	Wolters Kluwer Financial Services ®1996, 2009 Bankers Systems",	Page 4

DATE AND PARTIES. The date of this Security Agreement (Agreement) is September 18, 2009. The parties and their addresses are:

SECURED PARTY:
THE BANK OF RIVER OAKS
2929 Kirby Drive
P.O. Box 131002
Houston, TX 77098

DEBTOR:
FIRST SURGICAL WOODLANDS, L.P.
a Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts.

1. SECURED DEBTS, The term "Secured Debts" includes and this Agreement will secure each of the following:

A.    Specific Debts. The following debts and all extensions, renewals, refinancings, modifications and replacements. A promissory note or other agreement, No, 501336, dated September 18, 2009, from me to you, in the amount of $1,300,000.00, This loan is crosspledged to Loan #501337 in the original principal amount of $250,000.00 dated September 18, 2009

B.    All Debts. All present and future debts from me to you, even if this Agreement is not specifically referenced, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Agreement, each agrees that it will secure debts incurred either individually or with others who may not sign this Agreement. Nothing in this Agreement constitutes a commitment to make additional or future loans or advances, Any such commitment must be in writing.

This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission, This Agreement will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices. In addition, this Agreement will not secure any other debt if, as a result, the other debt would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007,

C.    Sums Advanced. All sums advanced and expenses incurred by you under the terms of this Agreement, Loan Documents refer to all the documents executed in connection with the Secured Debts.

2. SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property). Property is all the collateral given as security for the Secured Debts and described in this Agreement, and includes all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement.

3. PROPERTY DESCRIPTION. The Property is described as follows:

A. Accounts and Other Rights to Payment. All rights I have now or in the future to payments including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned, whether or not I have earned such payment by performance, This includes any rights and interests (including all liens and security interests) which I may have by law or agreement against any Account Debtor or obligor of mine,

4. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Agreement is in effect:

First Surgical Woodlands, L.P.
Texas Security Agreement
TX/4K MATTINS00000000000212036091509N	Wolters Kluwer Financial Services ®1996, 2009 Bankers Systems",	Page 4

A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

B. Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my property is subject,

C. Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. I am an entity organized and registered under the laws of Texas. 1 will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to, any change in my name, address, or state of organization or registration.

D. Business Name. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

E. Ownership of Property. I represent that I own all of the Property. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

5. DUTIES TOWARD PROPERTY.

A. Protection of Secured Party's Interest. I will defend the Property against any other claim, I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records and accounts about the Property and my business in general, I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

B, Use, Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent. You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property. I will not cause or permit waste to the Property.

I will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you in writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law, I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure,

Until the Secured Debts are fully paid and this Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment of these taxes and assessments upon request.

C.   Selling, Leasing or Encumbering the Property. I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission. Any disposition of the Property contrary to this Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments,

D.   Additional Duties Specific to Accounts. I will not settle any Account for less than its full value without your written permission. Until you tell me otherwise, I will collect all Accounts in the ordinary course of business. I will not dispose of the Accounts by assignment without your prior written consent. I will keep the proceeds from all the Accounts and any goods which are returned to me or which I take back. I will not commingle them with any of my other property. I will deliver the Accounts to you at your request. If you ask me to pay you the full price on any returned items or items retaken by me, I will do so. I will make no material change in the terms of any Account, and I will give you any statements, reports, certificates, lists of Account Debtors (showing names, addresses and amounts owing), invoices applicable to each Account, and other data in any way pertaining to the Accounts as you may request,

6, COLLECTION RIGHTS OF THE SECURED PARTY. Account Debtor means the person who is obligated on an account, chattel paper, or general intangible. I authorize you to notify my Account Debtors of your security interest and to deal with the Account Debtors' obligations at your discretion. You may enforce the obligations of an Account Debtor, exercising any of my rights with respect to the Account Debtors' obligations to make payment or otherwise render performance to me, including the enforcement of any security interest that secures •such obligations. You may apply proceeds received from the Account Debtors to the Secured Debts or you may release such proceeds to me.

First Surgical Woodlands, L.P.
Texas Security AgreementWolters Kluwer Financial Services ®1996, 2009 Bankers SystemsT. Page 2
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I specifically and irrevocably authorize you to exercise any of the following powers at my expense, without limitation, until the Secured Debts are paid in full:

A.   demand payment and enforce collection from any Account Debtor or Obligor by suit or otherwise.

B.    enforce any security interest, lien or encumbrance given to secure the payment or performance of any Account Debtor or any obligation constituting Property.

C.    file proofs of claim or similar documents in the event of bankruptcy, insolvency or death of any person obligated as an Account Debtor.

D.   compromise, release, extend, or exchange any indebtedness of an Account Debtor.

E.    take control of any proceeds of the Account Debtors' obligations and any returned or repossessed goods.

F.    endorse all payments by any Account Debtor which may come into your possession as payable to me.

G.    deal in all respects as the holder and owner of the Account Debtors' obligations.

7. AUTHORITY TO PERFORM. I authorize you to do anything you deem reasonably necessary to protect the Property, and perfect and continue your security interest in the Property. If I fail to perform any of my duties under this Agreement or any other Loan Document, you are authorized, without notice to me, to perform the duties or cause them to be performed.

These authorizations include, but are not limited to, permission to:

A.   pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Property.

B.    pay any rents or other charges under any lease affecting the Property.

C,    order and pay for the repair, maintenance and preservation of the Property.

D.    file any financing statements on my behalf and pay for filing and recording fees pertaining to the Property.

E.    place a note on any chattel paper indicating your interest in the Property.

F.    take any action you feel necessary to realize on the Property, including performing any part of a contract or endorsing it in my name,

G.    handle any suits or other proceedings involving the Property in my name.

H.   prepare, file, and sign my name to any necessary reports or accountings.

I.     make an entry on my books and records showing the existence of this Agreement.

J.     notify any Account Debtor of your interest in the Property and tell the Account Debtor to make payments to you or someone else you name.

If you perform for me, you will use reasonable care. If you exercise the care and follow the procedures that you generally apply to the collection of obligations owed to you, you will be deemed to be using reasonable care. Reasonable care will not include: any steps necessary to preserve rights against prior parties; the duty to send notices, perform services or take any other action in connection with the management of the Property; or the duty to protect, preserve or maintain any security interest given to others by me or other parties. Your authorization to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Agreement. All cash and non-cash proceeds of the Property may be applied by you only upon your actual receipt of cash proceeds against such of the Secured Debts, matured or unmatured, as you determine in your sole discretion.

If you come into actual or constructive possession of the Property, you will preserve and protect the Property, For purposes of this paragraph, you will be in actual possession of the Property only when you have physical, immediate and exclusive control over the Property and you have affirmatively accepted that control. You will be in constructive possession of the Property only when you have both the power and the intent to exercise control over the Property.

8. DEFAULT. I will be in default if any of the following occur:

A.    Payments. I fail to make a payment in full when due.

B.   Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary -termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, Obligor, or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations Obligor has with you.

C.    Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

D.    Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Agreement,

E.    Other Documents. A default occurs under the terms of any other Loan Document.

F.    Other Agreements. I am in default on any other debt or agreement I have with you

First Surgical Woodlands, L.P.
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G,    Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H.    Judgment. I fail to satisfy or appeal any judgment against me.

I.     Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J.     Name Change. I change my name or assume an additional name without notifying you before making such a change.

K.    Property Transfer. I transfer all or a substantial part of my money or property, Property Value. You determine in good faith that the value of the Property has declined or is impaired,

M.   Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

N.    Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Secured Debts is impaired for any reason.

9. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Agreement to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property, This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

10. REMEDIES. After I default, you may at your option do any one or more of the following.

A.   Acceleration. You may make all or any part of the amount owing by the terms of the Secured Debts immediately due.

B.    Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C,    Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default,

D.    Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the Secured Debts.

E.    Assembly of Property. You may require me to gather the Property and make it available to you in a reasonable fashion.

F.    Repossession. You may repossess the Property so long as the repossession does not involve a breach of the peace. You may sell, lease or otherwise dispose of the Property as provided by law. You may apply what you receive from the disposition of the Property to your expenses, your attorneys' fees and legal expenses (where not prohibited by law), and any debt I owe you. If what you receive from the disposition of the Property does not satisfy the debt, I will be liable for the deficiency (where permitted by law). In some cases, you may keep the Property to satisfy the debt.

Where a notice is required, I agree that ten days prior written notice sent by first class mail to my address listed in this Agreement will be reasonable notice to me under the Texas Uniform Commercial Code. If the Property is perishable or threatens to decline speedily in value, you may, without notice to me, dispose of any or all of the Property in a commercially reasonable manner at my expense following any commercially reasonable preparation or processing.

If any items not otherwise subject to this Agreement are contained in the Property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.

G.    Use and Operation. You may enter upon my premises and take possession of all or any part of my property for the purpose of preserving the Property or its value, so long as you do not breach the peace. You may use and operate my property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

H.   Waiver. By choosing any one or more of these remedies you do not give up your right to use any other remedy, You do not waive a default if you choose not to use a remedy, By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again,

11. WAIVER OF CLAIMS. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

12. PERFECTION OF SECURITY INTEREST AND COSTS. I authorize you to file a financing statement covering the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining perfection or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code. I agree to pay all taxes, fees and costs you pay or incur in connection with preparing, filing or recording any financing statements or other security interest filings on the Property. I agree to pay all actual costs of terminating your security interest.

13. APPLICABLE LAW. This Agreement is governed by the laws of Texas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Texas, unless otherwise required by law.

First Surgical Woodlands, L.P.
Texas Security AgreementWolters Kluwer Financial Services ®1996, 2009 Bankers SystemsT. Page 4
TX/4KMATTINS00000000000212036091509N

14,   JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. You may sue each Debtor individually or together with any other Debtor. You may release any part of the Property and I will still be obligated under this Agreement for the remaining Property. Debtor agrees that you and any party to this Agreement may extend, modify or make any change in the terms of this Agreement or any evidence of debt without Debtor's consent. Such a change will not release Debtor from the terms of this Agreement. If you assign any of the Secured Debts, you may assign all or any part of this Agreement without notice to me or my consent, and this Agreement will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Agreement as to any of the Secured Debts that are not assigned. This Agreement shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Secured Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

15,   AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me. This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me, If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

16.   INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

17.   NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Debtor will be deemed to be notice to all Debtors. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property. Time is of the essence,

18.   WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this. Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

First Surgical Woodlands, L.P.
Texas Security AgreementWolters Kluwer Financial Services ®1996, 2009 Bankers SystemsT. Page 4
TX/4KMATTINS00000000000212036091509N

SIGNATURES. By signing, I agree to the terms contained in this Agreement I also acknowledge receipt of a copy of this Agreement.

DEBTOR:

First Surgical Woodlands, L.P.

By First Surgical Partners, L.L.C., Its General Perth ,

By	/s/ Tony Rotondo	Date	(10/9/09)
Tony Rotondo, Member

By	/s/ Jacobo Varon	Date:	(10/9/09)
Jacobo Varon, Member

SECURED PARTY:

The Bank of River Oaks

By	Date
Mark D. Troth, President

First Surgical Woodlands, L.P.
Texas Security Agreement Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsT. Page 6
TX/4KMATTINS00000000000212036091509N

[redacted]

KI1111111111111111111111111111111

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

L

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or Ib) - do not abbreviate or combine names

Ia. ORGANIZATION'S NAME

OR First Surgical Woodlands, L.P.

I b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

Ic. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
111 Vision Park Blvd.. Suite 200	Conroe	TX	77384	USA

Id. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	Ie. TYPE OF ORGANIZATION	If. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		Limited Partnership	Texas	NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only .ora debtor name (2a or 21)) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR 2a. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c, MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

2d. TAX ID #: SSN OR EIN | ADD'L INFO RE ORGANIZATION DEBTOR | I2e. TYPE OF ORGANIZATION | 21. JURISDICTION OF ORGANIZATION | 2g. ORGANIZATIONAL ID #, if any | ❑ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME

OR The Bank of River Oaks

3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2929 Kirby Drive P.O, Box 131002	Houston	TX	77098	USA

5. ALTERNATIVE DESIGNATION fir applicable): ❑ LESSEE/LESSOR ❑ CONSIGNEE/CONSIGNOR D BAILEE/BAILOR ❑ ULLERIBUYER ❑ AG. LIEN ❑ NON-UCC FILING 6

❑ This FINANCING STATEMENT is to be filed Nor record) for recorded) in the REAL I 7. ADDITIONAL REQUEST SEARCH REFORM) on Debtorlslt"I

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1} (REV. 07129/98)

4.   This FINANCING STATEMENT covers the following collateral: All of the following which Debtor owns now or in the future, together with all parts, accessories, repairs, replacements, 'improvements, and accessions, and wherever located: EQUIPMENT: Ail equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools, The property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create or perfect a valid security interest in all of Debtor's equipment. ACCOUNTS AND OTHER RIGHTS TO PAYMENT: All rights to payments, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is September 18, 2009. The parties and their addresses are:

OWNER:
FIRST SURGICAL WOODLANDS, L.P. a
Texas Limited Partnership
111 Vision Park Blvd., Suite 200
Conroe, TX 77384

SECURED PARTY:
THE BANK OF RIVER OAKS
2929 Kirby Drive
P.O. Box 131002
Houston, TX 77098

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN DESCRIPTION (Loan).

A.   Date. September 18, 2009

B.   Loan Number, 501337

C.   Loan Amount, $250,000.00

2. AGREEMENT TO PROVIDE INSURANCE, As part of my Loan, I agree to do all of the following.

A.   I will insure the Property as listed and with the Coverages shown in the DESCRIPTION OF PROPERTY section.

B.   I will have you named on the policy, with the status listed under the STATUS section.

C.   I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted,

D.   I will pay for this insurance, including any fee for this endorsement.

E.   I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows, Equipment:

I agree to insure this Property according to the following described risks, amount of coverage, and maximum deductible allowed. I will insure the Property with the coverages necessary to protect the Property from all risks and liability reasonably aspciated with the Pyoperty. The insurable value of this Property is $.00. The term of coverage will be(9/30/09 thru 9/30/10). The maximum deductible allowed is $.00,  INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows:

Policy Number. (EO00000759303)

Insurance Compnay Name, Address, and Phone Number

(Valley Forge Ins Co	Admiral Ins. Co)
(Term 12/26/08 thru 12/26/09	9606 n. Mopac Ste 450)
(Policy #2099844740	Austin, TX 78759)

INSURANCE AGENCY AND AGENT. The Insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

Agent Name, Address, and Phone Number: (Cathryne Infante. USI Southwest Three
Memorial City Plaza 840 Gessner, Ste 600. Houston, TX 77024)

First Surgical Woodlands, L.P.
Texas Agreement to Provide Insurance
TX/4KMAT11NS00000000000212033091409N

AUTHORIZATION
by Limited Liability Company

1. ENTITY CERTIFICATIONS, I, Anthony Rotondo, Member of First Surgical Partners, L.L.C., Jacobo Varon, Member of First Surgical Partners, L.L.C. certify that:

A.   I am designated to act on behalf of First Surgical Partners, L.L.C., Federal Tax Identifying Number 32-0092509 (Limited Liability Company).

B.   I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C.   Limited Liability Company is properly formed and validly existing under the laws of Texas and that Limited Liability Company has the power and authority to conduct business and other activities as now being conducted.

D.   Limited Liability Company has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Liability Company properly adopted these authorizations and appointed the Agents and me to act on its behalf,

E.   Limited Liability Company will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Liability Company's existing name, trade names, fictitious names and franchises.

F.   Limited Liability Company will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form, Limited Liability Company will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Liability Company authorizes and agrees that:

A.   The Bank of River Oaks (Financial Institution) is designated to provide Limited Liability Company the financial accommodations indicated in this Authorization.

B.   All prior transactions obligating Limited Liability Company to Financial Institution by or on behalf of Limited Liability Company are ratified by execution of this Authorization.

C.   Any Agent, while acting on behalf of Limited Liability Company, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D.   The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Liability Company.

E.   Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement, Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F.   Limited Liability Company agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G.   Financial Institution may verify credit history of Limited Liability Company by obtaining a credit report from a credit reporting agency or any other necessary means,

3. SPECIFIC AUTHORIZATIONS. The following persons (Agents) are authorized to act on behalf of Limited Liability Company in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity	Signature	Facsimile Signature

Anthony Rotondo, Member of First	/s/Anthony Rotondo	/s/Anthony Rotondo
Surgical Partners, L.L.C.

Jacobo Varon, Member of First Surgical	/s/Jacobo Varon	/s/Jacobo Varon
Partners, L.L.C.

Limited Liability Company authorizes and directs the des mated Agents to act, as indicated, o Li ited Liability Company's behalf to:

First Surgical Woodlands, L.P.
Texas Authorization
TX/4KMATTINS00000000000212036091609N Wolters Kluwer Financial Services 'r;'1996, 2009 Bankers Systems"' Page 1

A.   Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Limited Liability Company on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Anthony Rotondo and Jacobs Varon and requires 2 authorized signatures.

B.   Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Liability Company now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Limited Liability Company to Financial Institution,

This power may only be exercised by Anthony Rotondo and Jacobo Varon and requires 2 authorized signatures.

C.   Receive and acknowledge receipt for funds, whether payable to the order of Limited Liability Company or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Anthony Rotondo and Jacobs Varon and requires 2 authorized signatures.

D.   Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Anthony Rotondo and Jacobs Varon and requires 2 authorized signatures.

E.   Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Anthony Rotondo and Jacobs Varon and requires 2 authorized signatures.

F.   Sign or endorse using facsimile signatures adopted by Limited Liability Company. Financial Institution may rely on those facsimile signatures that resemble the specimens within this Authorization or the specimens that Limited Liability Company periodically files with Financial Institution, regardless of by whom or by what means the signatures were affixed,

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular, The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing, I certify and agree to the terms contained in this Authorization on behalf of Limited Liability Company on September 18, 2009. I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Fist Surgical Partners, L.L.C

By	/s/Anthony Rotondo
Anthony Rotondo, Member

By	/s/Jacobo Varon
Jacobo Varon, Member

Notary or Acknowledgment Here (Optional)

First Surgical Woodlands, L.P.
TX/4KMATTINS00000000000212041091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsT.	Page 2
Texas Authorization

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan #	Authorization and agreement completed and effective	by
for the Financial Institution.

First Surgical Woodlands, L.P.
Texas Authorization
TX/4K MATTINS00000000000212041091509NWolters Kluwer Financial Services °1996, 2009 Bankers Systems"'	Page 4

1. ENTITY CERTIFICATIONS. I, Anthony Rotondo, Member of First Surgical Partners, L.L.C., Its General Partner of First Surgical Associates-Woodlands, LP, Jacobo Varon, Member of First Surgical Partners, L.L.C,, Its General Partner of First Surgical Associates-Woodlands, LP certify that:

A.   I am designated to act on behalf of First Surgical Associates-Woodlands, LP, Federal Tax Identifying Number 04-3384272 (Limited Partnership).

B.   I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy,

C.   Limited Partnership is properly formed and validly existing under the laws of Texas and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.

D.   Limited. Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E.   Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.

F.   Limited Partnership will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:

A.   The Bank of River Oaks (Financial Institution) is designated to provide Limited Partnership the financial accommodations indicated in this Authorization.

B.   All prior transactions obligating Limited Partnership to Financial Institution by or on behalf of Limited Partnership are ratified by execution of this Authorization.

C, Any Agent, while acting on behalf of Limited Partnership, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D.   The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.

E.   Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F.   Limited Partnership agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G.   Financial Institution may, verify credit history of Limited Partnership by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. The following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity	Signature	Facsimile Signature

Anthony Rotondo, Member of First	/s/Anthony Rotondo	/s/Anthony Rotondo
Surgical Partners, L.L.C., Its General
Partner, of First Surgical
Associates-Woodlands, LP

Jacobo Varon, Member of First Surgical	/s/Jacobo Varon	/s/Jacobo Varon
Partners, L.L.C., its General Partner, of First
Surgical Associates-Woodlands, LP

First Surgical Woodlands,
Texas Authorization
TX/5KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTMPage 1

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A.   Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Limited Partnership on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

B.   Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Partnership now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Limited Partnership to Financial Institution.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

C.   Receive and acknowledge receipt for funds, whether payable to the order of Limited Partnership or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

D.   Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by First Surgical Partners, L.L.C,, Its General Partner and requires one authorized signature,

E.   Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

F.   Sign or endorse using facsimile signatures adopted by Limited Partnership. Financial Institution may rely on those facsimile signatures that resemble the specimens within this Authorization or the specimens that Limited Partnership periodically files with Financial Institution, regardless of by whom or by what means the signatures were affixed.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on September 18, 2009. I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:
First Surgical Associates-Woodlands, LP
By First Surgical Partners, L.L. ., Its General Partner
By	/s/Anthony Rotondo
Anthony Rotondo, Member

By	/s/Jacobo Varon
Jacobo Varon, Member

Notary or Acknowledgment Here (Optional)

First Surgical Woodlands, L.P.
Texas Authorization
TX/4KMATTIN500000000000212036091909NWolters Kluwer Financial Services e1996, 2009 Bankers SystemsTu Page 2

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan	Authorization and agreement completed and effective	by
for the Financial Institution.

First Surgical Woodlands, L.P.
Texas Authorization

TX/4KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services e1996, 2009 Bankers SystemsTM"	Page 3

1. ENTITY CERTIFICATIONS. I, Anthony Rotondo, Member of First Surgical Partners, L,L,C., Its General Partner of First Surgical Woodlands, L.P., Jacobo Varon, Member of First Surgical Partners, L.L.C„ Its General Partner of First Surgical Woodlands, L.P. certify that:

A, I am designated to act on behalf of First Surgical Woodlands, L.P., Federal Tax Identifying Number 20-2153631 (Limited Partnership).

B.   I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C.   Limited Partnership is properly formed and validly existing under the laws of Texas and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.

D.   Limited Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E.   Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.

F.   Limited Partnership will notify Financial institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form, Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:

A.   The. Bank of River Oaks (Financial Institution) is designated to provide Limited Partnership the financial accommodations indicated in this Authorization,

B.   All prior transactions obligating Limited Partnership to Financial Institution by or on behalf of Limited Partnership are ratified by execution of this Authorization.

C.   Any Agent, while acting on behalf of Limited Partnership, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D.   The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.

E.   Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F.   Limited Partnership agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G.   Financial Institution may verify credit history of Limited Partnership by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. The following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity	Signature	Facsimile Signature

Anthony Rotondo, Member of First	/s/Anthony Rotondo	/s/Anthony Rotondo
Surgical Partners, L.L.C., Its General
Partner, of First Surgical Woodlands,
L.P.

Jacobo Varon, Member of First Surgical	/s/Jacobo Varon	/s/Jacobo Varon
Partners, L.L.C., Its General Partner, of First
Surgical Woodlands, L.P.

First Surgical Woodlands, L.P.
Texas Authorization

TX/4KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services ©1996, 2009 Bankers SystemsTM	Page 1

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A.   Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Limited Partnership on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

B.   Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Partnership now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Limited Partnership to Financial Institution.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

C.   Receive and acknowledge receipt for funds, whether payable to the order of Limited Partnership or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by First Surgical Partners, L,L.C., Its General Partner and requires one authorized signature.

D.   Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

E.   Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by First Surgical Partners, L.L.C., Its General Partner and requires one authorized signature.

F.   Sign or endorse using facsimile signatures adopted by Limited Partnership. Financial Institution may rely on those facsimile signatures that resemble the specimens within this Authorization or the specimens that Limited Partnership periodically files with Financial Institution, regardless of by whom or by what means the signatures were affixed.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization,

SIGNATURES. By signing, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on September 18, 2009. I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

First Surgical Woodlands, L.P.

By	/s/Anthony Rotondo
Anthony Rotondo, Member

By	/s/Jacobo Varon
Jacobo Varon, Member

Notary or Acknowledgment Here (Optional)

First Surgical Woodlands,
Texas Authorization
TX/4KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services e1996, 2009 Bankers Systemsm	Page 2

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan #	Authorization and agreement completed and effective	by
for the Financial Institution.

First Surgical Woodlands, L.P.
Texas Authorization
TX/4KMATTINS00000000000212036091509N	Wolters Kluwer Financial Services °1996, 2009 Bankers SystemsTe	Page 3